EXHIBIT 23.3



                          INDEPENDENT AUDITOR'S CONSENT



      We consent to the use in this Amendment No. 1 to the Registration Statement on Form SB-2 of Flint River Bancshares, Inc. of our report, dated
February 6, 2004. We also consent to the reference to our Firm under the captions "Experts" in this Amendment No. 1.


                              /s/  THIGPEN, JONES, SEATON & CO., P.C.



Dublin, Georgia
March 19, 2004


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